Exhibit 99.3 Valo Overview: Supplemental Content 2Q21Exhibit 99.3 Valo Overview: Supplemental Content 2Q21

Disclaimer Disclaimer. This presentation (“Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Khosla Ventures Acquisition Co. (“Khosla”) and Valo Health, LLC (“Valo” or the “Company”) and for no other purpose. The information contained herein does not purport to be all inclusive and neither of Khosla, Valo, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Forward Looking Statements. Certain statements in this Presentation may be considered forward looking statements. Forward looking statements generally relate to future events or Khosla’s or the Company’s future ﬁnancial or operating performance. For example, statements concerning the following include forward looking statements: development plans for Valo’s platform; the size and growth of markets for Valo’s platform; the Company’s expectations regarding the adoption of the Opal platform in the biotechnology, pharmaceutical and other industries; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward looking statements by terminology such as “may”, “should”, “ expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward looking statements are based upon estimates and assumptions that, while considered reasonable by Khosla and its management, and Valo and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including the inability of the parties to successfully or timely consummate the proposed business combination, or the expected beneﬁts of the proposed business combination or that the approval of the stockholders of Khosla is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the Nasdaq Capital Market; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of Valo as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing are not satisﬁed in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated beneﬁts of the proposed business combination; risks relating to the uncertainty of the projected ﬁnancial information with respect to Valo and costs related to the proposed business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the amount of redemption requests made by Khosla’s public stockholders; the effects of the COVID 19 pandemic, general economic conditions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, and other ﬁlings with the Securities and Exchange Commission (‘SEC”), as well as factors associated with companies, such as the Company, that are engaged in drug discovery and development. Nothing in this Presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements in this Presentation, which speak only as of the date they are made and are qualiﬁed in their entirety by reference to the cautionary statements herein. Neither Khosla nor the Company undertakes any duty to update these forward looking statements. Additional Information. In connection with the proposed Business Combination, Khosla intends to ﬁle with the SEC a registration statement on Form S 4 containing a preliminary proxy statement/prospectus of Khosla, and after the registration statement is declared effective, Khosla will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Khosla ’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about Valo, Khosla and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Khosla as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. 2Q21 2Disclaimer Disclaimer. This presentation (“Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Khosla Ventures Acquisition Co. (“Khosla”) and Valo Health, LLC (“Valo” or the “Company”) and for no other purpose. The information contained herein does not purport to be all inclusive and neither of Khosla, Valo, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. Forward Looking Statements. Certain statements in this Presentation may be considered forward looking statements. Forward looking statements generally relate to future events or Khosla’s or the Company’s future ﬁnancial or operating performance. For example, statements concerning the following include forward looking statements: development plans for Valo’s platform; the size and growth of markets for Valo’s platform; the Company’s expectations regarding the adoption of the Opal platform in the biotechnology, pharmaceutical and other industries; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward looking statements by terminology such as “may”, “should”, “ expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward looking statements are based upon estimates and assumptions that, while considered reasonable by Khosla and its management, and Valo and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including the inability of the parties to successfully or timely consummate the proposed business combination, or the expected beneﬁts of the proposed business combination or that the approval of the stockholders of Khosla is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the Nasdaq Capital Market; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of Valo as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing are not satisﬁed in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated beneﬁts of the proposed business combination; risks relating to the uncertainty of the projected ﬁnancial information with respect to Valo and costs related to the proposed business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the amount of redemption requests made by Khosla’s public stockholders; the effects of the COVID 19 pandemic, general economic conditions; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, and other ﬁlings with the Securities and Exchange Commission (‘SEC”), as well as factors associated with companies, such as the Company, that are engaged in drug discovery and development. Nothing in this Presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements in this Presentation, which speak only as of the date they are made and are qualiﬁed in their entirety by reference to the cautionary statements herein. Neither Khosla nor the Company undertakes any duty to update these forward looking statements. Additional Information. In connection with the proposed Business Combination, Khosla intends to ﬁle with the SEC a registration statement on Form S 4 containing a preliminary proxy statement/prospectus of Khosla, and after the registration statement is declared effective, Khosla will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Khosla ’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about Valo, Khosla and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Khosla as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. 2Q21 2

Disclaimer (con’t) Participants in the Solicitation. Khosla, Valo and their respective directors and executive ofﬁcers may be deemed participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination. A list of the names of Khosla’s directors and executive ofﬁcers and a description of their interests in Khosla is contained in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, which was ﬁled with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. Additional information regarding the interests of the participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Certain information contained in this Presentation relates to or is based on publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been veriﬁed by any independent source. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be discussed outside your organization. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment or decision to invest in the Company. Neither of Khosla, the Company, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Khosla or the Company. Valo and Opal are trademarks of Valo Health, LLC. All other trademarks and registered trademarks are property of their respective owners. This document contains the trademarks and service marks of third parties and such trademarks and service marks are the property of their respective owners. These marks may be registered and/or used in the U.S. and other countries around the world. Financial Information. The ﬁnancial information and data contained in this presentation is unaudited and certain ﬁnancial information and data does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement / prospectus or registration statement to be ﬁled by Khosla with the SEC in connection with the proposed transaction. The “pro forma” ﬁnancial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma ﬁnancial statements of Valo to be included in Khosla's proxy statement / prospectus in connection with the proposed Business Combination (when available). In addition, all of Valo's historical ﬁnancial information included herein is subject to change in accordance with PCAOB auditing standards. 2Q21 3Disclaimer (con’t) Participants in the Solicitation. Khosla, Valo and their respective directors and executive ofﬁcers may be deemed participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination. A list of the names of Khosla’s directors and executive ofﬁcers and a description of their interests in Khosla is contained in Khosla’s ﬁnal prospectus relating to its initial public offering, dated March 3, 2021, which was ﬁled with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Khosla Ventures Acquisition Co. , 2128 Sand Hill Road, Menlo Park, CA 94025. Additional information regarding the interests of the participants in the solicitation of proxies from Khosla’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Certain information contained in this Presentation relates to or is based on publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been veriﬁed by any independent source. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be discussed outside your organization. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment or decision to invest in the Company. Neither of Khosla, the Company, nor any of their respective afﬁliates nor any of its or their control persons, ofﬁcers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Khosla or the Company. Valo and Opal are trademarks of Valo Health, LLC. All other trademarks and registered trademarks are property of their respective owners. This document contains the trademarks and service marks of third parties and such trademarks and service marks are the property of their respective owners. These marks may be registered and/or used in the U.S. and other countries around the world. Financial Information. The ﬁnancial information and data contained in this presentation is unaudited and certain ﬁnancial information and data does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement / prospectus or registration statement to be ﬁled by Khosla with the SEC in connection with the proposed transaction. The “pro forma” ﬁnancial data included herein has not been prepared in accordance with Article 11 of the SEC's Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant unaudited pro forma ﬁnancial statements of Valo to be included in Khosla's proxy statement / prospectus in connection with the proposed Business Combination (when available). In addition, all of Valo's historical ﬁnancial information included herein is subject to change in accordance with PCAOB auditing standards. 2Q21 3

Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are a subset of the general risks related to the business of Valo and the proposed Business Combination, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. The list below is qualiﬁed in its entirety by disclosures contained in future documents ﬁled or furnished by Khosla with the SEC, and you should carefully consider these risks and uncertainties, together with the information in Valo’s consolidated ﬁnancial statements and related notes. If Valo cannot address any of the following risks and uncertainties effectively, or any other risks and difﬁculties that may arise in the future, its business, ﬁnancial condition and results of operations could be materially and adversely affected. The risks described below are not the only risks that Valo faces. Additional risks that Valo currently does not know about or that it currently believes to be immaterial may also impair its business, ﬁnancial condition or results of operations. You should review this investor presentation and perform your own due diligence and consult with your own ﬁnancial and legal advisors prior to making an investment in Khosla and Valo. Risks relating to the business of Valo will be disclosed in future documents ﬁled or furnished by Valo and/or Khosla with the SEC, including the documents ﬁled or furnished in connection with the proposed transactions between Valo and Khosla. The risks presented in such ﬁlings will be consistent with those that would be required for a public company in its SEC ﬁlings, including with respect to the business and securities of Valo and Khosla and the proposed transactions between Valo and Khosla, and may differ signiﬁcantly from, and be more extensive than, those presented below. Risks Related to Valo’s Business - Valo has a history of substantial net operating losses and expects that it will continue to incur losses for the foreseeable future. - Valo has not generated any revenue since inception, which, together with its limited operating history and rapid growth, makes evaluating Valo’s current business and prospects difﬁcult and may increase the risk of your investment. - Valo may incur signiﬁcant costs relating to ﬁnancing future acquisitions or licensing transactions. If Valo is unable to raise capital when needed or on attractive terms, Valo would be unable to consummate such transactions, forced to delay, scale back or discontinue some of its product candidate development programs or future commercialization efforts. - Valo has not conducted any clinicals trial to date. Valo’s product candidates will require preclinical and clinical development, which are lengthy and expensive processes with uncertain outcomes and the potential for substantial delays. Valo cannot give any assurance that any of its product candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before such product candidates can be commercialized. - Although Valo believes that its Opal platform has the potential to identify more promising molecules than traditional methods and to accelerate drug discovery and development, Valo’s focus on using its platform technology to discover and design molecules with therapeutic potential may not result in the discovery and development of commercially viable products for Valo or its collaborators. - Valo has invested, and expects to continue to invest, in research and development efforts that further enhance the Opal platform and advance drug candidates. Such investments in technology, data and therapeutic development are inherently risky and may affect Valo’s operating results. If the return on these investments is lower or develops more slowly than Valo expects, its revenues and results of operations may suffer. - If Valo cannot maintain existing partnerships, including its data partnerships, and cannot enter into new partnerships or similar business arrangements, Valo’s business could be adversely affected. - Because Valo has multiple programs and drug candidates in its development pipeline and is pursuing a variety of target indications and treatment modalities, Valo may expend its limited resources to pursue a particular drug candidate and fail to capitalize on opportunities that may be more proﬁtable or for which there is a greater likelihood of success. - Security breaches, loss of data and other disruptions could compromise sensitive information related to Valo’s business or prevent it from accessing critical information and expose it to liability, which could adversely affect Valo’s business and reputation. - The outcome of preclinical development testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict ﬁnal results. - Valo’s success depends on its ability to protect its intellectual property, including trade secrets. - Valo will need to expand its organization and it may experience difﬁculties in managing this growth, which could disrupt its operations. - The markets in which Valo participates are highly competitive, and if Valo does not compete effectively, including for talent necessary to meet its business goals, its business and operating results could be adversely affected. - Even if Valo receives regulatory approval for any of its current or future product candidates, there can be no assurance that Valo may be successful due to competition, reimbursement landscape and challenges to adoption of its product candidates in the industry in which Valo operates. - Valo may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm Valo’s business and results of operations. - Certain of Valo’s estimates of market opportunity and forecasts of market growth could prove to be inaccurate. - If Valo is unable to attract and retain key employees and hire qualiﬁed personnel, its ability to compete and successfully grow its business would be adversely affected. - Valo may need to raise additional funds and these funds may not be available when needed. - Changes to applicable U.S. tax laws and regulations or exposure to additional income tax liabilities could affect Valo’s business and future proﬁtability. - Business interruptions resulting from the coronavirus disease (COVID-19) outbreak or similar public health crises could cause a disruption of the development of Valo’s product candidates and adversely impact its business. Risks Related to the Business Combination - The consummation of the Business Combination is subject to a number of conditions, including entry into a deﬁnitive agreement and plan of merger (the “Merger Agreement”), and if those conditions are not satisﬁed or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. - There is no guarantee that a Khosla stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better economic position. - If the Business Combination beneﬁts do not meet the expectation of investors or securities or analysts, the market price of Khosla’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. - Potential legal proceedings in connection with the Business Combination, the outcome of which may be uncertain, could delay or prevent the completion of the Business Combination. - Following the consummation of the Business Combination, the combined company (“New Valo”) will be an “emerging growth company” and it cannot be certain if the required disclosure requirements applicable to emerging growth companies will make the post-combination company’s common stock less attractive to investors and may make it more difﬁcult to compare performance with other public companies. - New Valo will incur signiﬁcantly increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, ﬁnancial condition and results of operations. 2Q21 4Risk Factors The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are a subset of the general risks related to the business of Valo and the proposed Business Combination, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. The list below is qualiﬁed in its entirety by disclosures contained in future documents ﬁled or furnished by Khosla with the SEC, and you should carefully consider these risks and uncertainties, together with the information in Valo’s consolidated ﬁnancial statements and related notes. If Valo cannot address any of the following risks and uncertainties effectively, or any other risks and difﬁculties that may arise in the future, its business, ﬁnancial condition and results of operations could be materially and adversely affected. The risks described below are not the only risks that Valo faces. Additional risks that Valo currently does not know about or that it currently believes to be immaterial may also impair its business, ﬁnancial condition or results of operations. You should review this investor presentation and perform your own due diligence and consult with your own ﬁnancial and legal advisors prior to making an investment in Khosla and Valo. Risks relating to the business of Valo will be disclosed in future documents ﬁled or furnished by Valo and/or Khosla with the SEC, including the documents ﬁled or furnished in connection with the proposed transactions between Valo and Khosla. The risks presented in such ﬁlings will be consistent with those that would be required for a public company in its SEC ﬁlings, including with respect to the business and securities of Valo and Khosla and the proposed transactions between Valo and Khosla, and may differ signiﬁcantly from, and be more extensive than, those presented below. Risks Related to Valo’s Business - Valo has a history of substantial net operating losses and expects that it will continue to incur losses for the foreseeable future. - Valo has not generated any revenue since inception, which, together with its limited operating history and rapid growth, makes evaluating Valo’s current business and prospects difﬁcult and may increase the risk of your investment. - Valo may incur signiﬁcant costs relating to ﬁnancing future acquisitions or licensing transactions. If Valo is unable to raise capital when needed or on attractive terms, Valo would be unable to consummate such transactions, forced to delay, scale back or discontinue some of its product candidate development programs or future commercialization efforts. - Valo has not conducted any clinicals trial to date. Valo’s product candidates will require preclinical and clinical development, which are lengthy and expensive processes with uncertain outcomes and the potential for substantial delays. Valo cannot give any assurance that any of its product candidates will be successful in clinical trials or receive regulatory approval, which approval is necessary before such product candidates can be commercialized. - Although Valo believes that its Opal platform has the potential to identify more promising molecules than traditional methods and to accelerate drug discovery and development, Valo’s focus on using its platform technology to discover and design molecules with therapeutic potential may not result in the discovery and development of commercially viable products for Valo or its collaborators. - Valo has invested, and expects to continue to invest, in research and development efforts that further enhance the Opal platform and advance drug candidates. Such investments in technology, data and therapeutic development are inherently risky and may affect Valo’s operating results. If the return on these investments is lower or develops more slowly than Valo expects, its revenues and results of operations may suffer. - If Valo cannot maintain existing partnerships, including its data partnerships, and cannot enter into new partnerships or similar business arrangements, Valo’s business could be adversely affected. - Because Valo has multiple programs and drug candidates in its development pipeline and is pursuing a variety of target indications and treatment modalities, Valo may expend its limited resources to pursue a particular drug candidate and fail to capitalize on opportunities that may be more proﬁtable or for which there is a greater likelihood of success. - Security breaches, loss of data and other disruptions could compromise sensitive information related to Valo’s business or prevent it from accessing critical information and expose it to liability, which could adversely affect Valo’s business and reputation. - The outcome of preclinical development testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict ﬁnal results. - Valo’s success depends on its ability to protect its intellectual property, including trade secrets. - Valo will need to expand its organization and it may experience difﬁculties in managing this growth, which could disrupt its operations. - The markets in which Valo participates are highly competitive, and if Valo does not compete effectively, including for talent necessary to meet its business goals, its business and operating results could be adversely affected. - Even if Valo receives regulatory approval for any of its current or future product candidates, there can be no assurance that Valo may be successful due to competition, reimbursement landscape and challenges to adoption of its product candidates in the industry in which Valo operates. - Valo may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm Valo’s business and results of operations. - Certain of Valo’s estimates of market opportunity and forecasts of market growth could prove to be inaccurate. - If Valo is unable to attract and retain key employees and hire qualiﬁed personnel, its ability to compete and successfully grow its business would be adversely affected. - Valo may need to raise additional funds and these funds may not be available when needed. - Changes to applicable U.S. tax laws and regulations or exposure to additional income tax liabilities could affect Valo’s business and future proﬁtability. - Business interruptions resulting from the coronavirus disease (COVID-19) outbreak or similar public health crises could cause a disruption of the development of Valo’s product candidates and adversely impact its business. Risks Related to the Business Combination - The consummation of the Business Combination is subject to a number of conditions, including entry into a deﬁnitive agreement and plan of merger (the “Merger Agreement”), and if those conditions are not satisﬁed or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. - There is no guarantee that a Khosla stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better economic position. - If the Business Combination beneﬁts do not meet the expectation of investors or securities or analysts, the market price of Khosla’s securities or, following the consummation of the Business Combination, the combined company’s securities may decline. - Potential legal proceedings in connection with the Business Combination, the outcome of which may be uncertain, could delay or prevent the completion of the Business Combination. - Following the consummation of the Business Combination, the combined company (“New Valo”) will be an “emerging growth company” and it cannot be certain if the required disclosure requirements applicable to emerging growth companies will make the post-combination company’s common stock less attractive to investors and may make it more difﬁcult to compare performance with other public companies. - New Valo will incur signiﬁcantly increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, ﬁnancial condition and results of operations. 2Q21 4

Valo by the numbers: Interfacing technology and therapeutic development to drive drug discovery and development CUMULATIVE PROGRESS 2019 2020 2021 Targets evaluated 16 94 202 1 Discovery programs 0 5 14 2 IND-enabling programs 0 0 1 3 Clinical programs 0 0 2 4 Patents and applications 5 319 605 Targets actioned = Targets evaluated for potential program launch or in-licensing [1] Includes programs from acquisitions [2] OPL-0101 acquired in May 2021 [3] OPL-0301 in-licensed in Feb 2021. OPL-0401 in-licensed in May 2021 2Q21 5 [4] Includes patents and applications from acquisitions, in-licenses, and optionsValo by the numbers: Interfacing technology and therapeutic development to drive drug discovery and development CUMULATIVE PROGRESS 2019 2020 2021 Targets evaluated 16 94 202 1 Discovery programs 0 5 14 2 IND-enabling programs 0 0 1 3 Clinical programs 0 0 2 4 Patents and applications 5 319 605 Targets actioned = Targets evaluated for potential program launch or in-licensing [1] Includes programs from acquisitions [2] OPL-0101 acquired in May 2021 [3] OPL-0301 in-licensed in Feb 2021. OPL-0401 in-licensed in May 2021 2Q21 5 [4] Includes patents and applications from acquisitions, in-licenses, and options

Since our Series B, we have focused on scaling our internal supply chain of programs

SERIES B

Q1 2021:
- Additional preclinical programs activated
- 10-year biobank partnership signed w/exclusivity window
- S1P1 (OPL-0301) in-license complete

Q2 2021:
- Additional preclinical programs activated
- ROCKi (OPL-0401) in-license complete
- IL2+ (OPL-0101) acquisition complete

EXPECTED SEC FILING *Mid June*

SPAC MERGER

Series B
PLATFORM
DATA
OPAL-0021
OPAL-0015
OPAL-0012
OPAL-0001
OPAL-0003

Valo has aggressively scaled its internal supply chain of programs from 4Q20 to 2Q21

- In-license of S1P1 (OPL-0301), Phase II ready
- In-license of ROCKi (OPL-0401), Phase II ready
- Acquisition of NK & T cell stimulator (OPL-0101)[1], late-preclinical
- Activation of 9 additional preclinical programs (6 now in lead opt)

SPAC Merger		
PLATFORM	OPL-0301	OPAL-0022
DATA	OPL-0401	OPAL-0004
OPAL-0021 (lo)	OPL-0101	OPAL-0018 (lo)
OPAL-0015 (lo)		OPAL-0024 (lo)
OPAL-0012 (lo)		OPAL-0014
OPAL-0001		OPAL-0023
OPAL-0003		OPAL-0016 (lo)
		OPAL-0002
		OPAL-0006

Lead opt = lead optimization (lo)

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Valo's in-licensed assets are pursuing significant unmet medical needs in major diseases

OPL-0301 for the treatment of Post-MI & AKI

Valo believes that as a biased $S1P_1$ agonist, OPL-0301 may avoid the side effects of other $S1P_1$ modulators and therefore unlock therapeutic benefit

ILLUSTRATIVE TARGET PATIENT POPULATION

Top-line hospitalized MI patients[1]	0.54M US / 0.5M EU5 / 0.25M JPN
Percent of patients with left ventricular ejection fraction <50[2]	45%
Treatable MI patient population	0.24M US / 0.23M EU5 / 0.11M JPN
Treatable AKI patient population[3]	0.9M US / 0.45M EU5 / 0.15M JPN
Total treatable patient population	1.14M US / 0.68M EU5 / 0.26M JPN

ILLUSTRATIVE EXAMPLES OF APPROVED PRODUCTS

	2020 Net Revenue[4]
Sacubitril/valsartan (HF) *Entresto*	$2.5B WW ($1.3B US)
Alteplase (AIS) *Activase*	$1.9B WW ($1.4B US)
Macitentan (PAH) *Opsumit*	$1.6B WW ($1.0B US)

OPL-0401 for the treatment of diabetic retinopathy (DR)

Valo believes that OPL-0401's oral dosing and potential preferential exposure in the retina has the potential to address currently underserved DR patients

ILLUSTRATIVE TARGET PATIENT POPULATION

Top-line diagnosed prevalence[5]	2.4M US / 5M EU5 / 1.2M JPN
Percent of moderate and severe non-proliferative patients out of total[6]	40%
Treatable patient population	0.96M US / 2.00M EU5 / 0.48M JPN

ILLUSTRATIVE EXAMPLES OF APPROVED PRODUCTS

	2020 Net Revenue[4]
Aflibercept (IVT, AMD/DR) *Eylea*	$8.4B WW ($4.9B US)
Ranibizumab (IVT, AMD/DR) *Lucentis*	$3.5B WW ($1.5B US)
Dapagliflozin (oral, T2D mgmt) *Farxiga*	$2.1B WW ($0.6B US)

Valo

[1] CDC, NCBI, Nishigaki, et al., EuroStat; [2] Miller, et al.; [3] Research and Markets; [4] EvaluatePharma [5] GlobalData; [6] Journal of Clinical and Experimental Ophthalmology

2Q21 7

In the long-term, Valo aspires to significantly reduce the time and cost of drug discovery and development, while improving the quality and PTRS of its programs

	DISCOVERY & PRECLINICAL	CLINICAL DEVELOPMENT	APPROVAL	TOTAL
INDUSTRY[1]	*AVERAGE* 5.5 years $280M per launch 35% Phase PTRS	*AVERAGE* 6.5 years $550M per launch 13% Phase PTRS	*AVERAGE* 1.5 years $44M per launch 91% PTRS	***AVERAGE*** **13.5 years** **$874M per launch** **4% Overall PTRS** **NPV on 3 programs per year[4]: $7.9B**
VALO	*GOAL* 2-4 years[3] $35-45M per launch[3] 70-80% Phase PTRS[3]	*GOAL* 3-6 years[3] $250-350M per launch[3] 40-50% Phase PTRS[3]	*GOAL* 1.5 years[2,3] $42M per launch[3] 95% PTRS[3]	***GOAL*** **8-11 years[2,3]** **$350-500M per launch[3]** **25-40% Overall PTRS[3]** **NPV on 3 programs per year[4]: $15-30B**

Overall PTRS (from phase to approval)

	Discovery	Preclinical	Ph I	Ph II	Ph III	Regulatory
INDUSTRY[1]	4%	8%	12%	22%	64%	91%
VALO GOAL	30-40%	35-45%	40-50%	50-60%	75-85%	95%

[1] Paul, Steven M., et al. "How to improve R&D productivity: the pharmaceutical industry's grand challenge." Nat Rev Drug Discov 9, 203–214 (Mar 2010). Based on industry benchmarks and data from Eli Lilly and Company
[2] Assumes standard regulatory timelines
[3] Based on management's long-term expectations
[4] 3 programs to generate launches-per-year for 10 years, assuming peak sales of $1B with 5 year even sales ramp using numbers to get to launches per this slide, no sales post IP expiry with filing on year 1 and assuming 5 year extension, 13.5% discount rate

Valo 2Q21 8